LOCKWOOD AND CO. - LOCKWOOD BUSINESS BROKERS

                      FLORIDA BUSINESS BROKERS ASSOCIATION

                  STANDARD ASSET PURCHASE CONTRACT AND RECEIPT

                                  JULY 19, 2002

Richard H. Weitz and/or Assign (herein referred to as "Buyer"), hereby offers and agrees to purchase upon the terms and conditions hereinafter set forth the business know as: Healthy Bites Grill and certain assets, including all furniture, fixtures, equipment, inventory, accounts receivable (where applicable), goodwill, and general intangibles, (the tangible assets are set out in Schedule "A"), located at 1536 E. Commercial Blvd., Ft. Lauderdale, Broward County, Florida.

$ 120,000         Purchase Price, payable as follows:

$   2,000         By earnest money deposit received herewith in the form of a check.

$  18,000         As additional deposit upon acceptance of offer by Seller, to be received in the form of a check. Deposits to be held by, Lockwood and Co. (herein referred to as "Broker/Escrow
                  Agent").

         Seller and Buyer acknowledge that any checks accepted by Broker and/or Closing Agent are subject to collection. Escrowed funds will not be disbursed until they have been cleared by said bank. Escrow accounts will not bear interest.

$100,000 By in State Cashier's Check payable to Closing Agent at or before Closing. $ n/a By a duly executed Promissory Note, as set out in Paragraph 7, made in favor of and to be delivered to Seller at Closing payable in ________ equal consecutive monthly payments of $_______ which includes interest at the rate of ______%. The first payment shall be due and payable _______ days from closing.

$ n/a
                  -------------------------------------------------------------



$120,000          TOTAL PURCHASE PRICE

The unpaid balance of any promissory note or other deferred indebtedness to be assumed by Buyer and mentioned above is approximate. Any adjustments thereto shall be made to the cash portion provided at Closing:
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IT IS HEREBY AGREED THAT:

1. ACCEPTANCE: Buyer's offer hereby made shall be open for Seller's written acceptance on or before 5:00 P.M. on 7/24, 2002 and Seller shall deliver to Broker written acceptance of such offer within twenty four (24) hours of such acceptance, or the deposit shall be returned to Buyer.

2. CLOSING DATE: The undersigned hereby agree to execute any and all documents necessary to close this transaction. The Closing date for this sale shall be on 8/15/2002, or before that date by mutual consent. Any extension fo this closing date must be in writing and signed by Buyer and Seller.

3. Time: Time is of the essence.

4. AUTHORITY: The undersigned have the full authority to enter into this Contract and to conclude the transaction described herein. No agreement to which either Buyer or Seller is a party prevents either of them from concluding this transaction, nor is the consent of a third party required therefore.

5. WARRANTY: Seller warrants that all outstanding liabilities of the Business, except as specifically set forth herein shall be paid full on or before the Closing of this sale and that Buyer shall receive possession of the Business free and clear of any encumbrances other than the security interest which may be created pursuant to this transaction.

6. INDEMNIFICATION AND RIGHT OF SET-OFF: Seller indemnifies Buyer and shall hold Buyer harmless from all debts, claims, actions, losses, damages and attorney's fees, existing or that may arise from or be related to Seller's past operation and ownership of the Business, except any liabilities assumed by Buyer hereunder. In the event Buyer should become aware of any such claim against the Business not disclosed by Seller prior to Closing, Buyer shall promptly notify Seller in writing of such claim. In the event Seller does not satisfy said claim or said claim is not disputed within ten days from the receipt of such notice, Buyer may, at is sole option, subsequent to Closing, pay such claim and receive full credit against the next payment(s) due under any Promissory Note owed to Seller under this contract. In the event of a cash transaction, or wholly third party financing, the parties agree that the Closing Agent shall retain Twenty Five Thousand $25K from the Seller closing proceeds for a period of 90 days to secure the Seller's indemnification responsibilities as provided for herein.

7. SECURITY AGREEMENT: At the time of Closing, Buyer shall execute, in favor of the Seller, a Promissory Note, personally and individually guaranteed, secured by a Security Agreement, giving Seller a lien against all assets purchased hereunder until the indebtedness has been paid in full. Said Security Agreement shall be subordinate to any existing liens described herein and shall contain the right of the Seller to obtain a court appointed receiver to preserve the Business assets until such time as Seller regains ownership and control of the Business. Buyer shall further execute UCC-1 forms, which shall be recorded in the State of Florida records, as per the requirements of the Uniform Commercial Code. The collateral for the Security Agreement and Note shall be the following:

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         a) All furniture, fixtures and equipment listed on SCHEDULE "A", together with all the substitutions and replacements, as well as the product inventory of the Business, Accounts Receivable, and all records as a going concern.

         b) A collateral assignment of the Lease Agreement, as consented to by the Landlord if required by the lease, indicating that a default in either the Note or the Lease Agreement y Buyer shall constitute a default in both, giving the Seller, at Seller's option, the right to assume the Lease Agreement, re-enter the premises and take control of the Business.

8. LITIGATION: Except as noted herein, Seller represents and warrants that there is no litigation or proceedings pending to the Seller's knowledge against or relating to the Business, its properties or business activity, nor does the Seller know or have reasonable grounds to know of any basis of any such action relative to the Business, its properties or business activity.

9. INCORPORATION BY BUYER: It is acknowledged and agreed that Buyer may elect to incorporate. In such event, the new corporation shall become the Buyer, and Buyer shall cause the corporation to ratify and adopt all of the terms and conditions of this Purchase Contract. Further, original Buyer shall continue to be personally liable for the performance of the terms, covenants and conditions herein. In the event of the purchaser being a corporation, the signatory to this agreement shall, in addition to the corporation, be personally liable for the performance of the terms, conditions and covenants contained herein.

10. DEFAULT: If Buyer should fail to pay on or before the closing date the balance of cash necessary to close this transaction, or if the Buyer shall fail to perform any of the covenants and conditions of this Contract, Seller shall have the right to enforce this Contract pursuant to the terms of Paragraph 34 in this Contract by obtaining a Court ruling setting out factual entitlement to a monetary award of damages to Seller as a result of Buyer's default hereunder. In the event Seller shall default by failing to perform any of the covenants contained in this Contract, failing to provide data and information specified herein within five (5) days after request from Buyer to do so, or to otherwise close according to the terms and conditions of this contract, Buyer shall have the right to terminate this Contract, and demand the return of its escrow deposits, as well as reimbursement for any and all reasonable attorney's fees, accounting fees, and other costs incidental t Buyer's inspection of the Business. Buyer may seek a Court ruling under Paragraph 34 hereinbelow setting out the Buyer's factual entitlement to specific performance of the Seller's obligations hereunder, or, in the alternative, monetary damages payable to Buyer by Seller. Regardless of whether Seller or Buyer should default subsequent to completion of contingencies and verifications, Broker's compensation shall be due and payable upon demand.

11. BUYER'S ACKNOWLEDGMENT: Buyer hereby acknowledges that Buyer is relying solely on Buyer's own inspection of the Business as well as the representations fo Seller regarding the prior operating history of the Business, the value of the assets being purchased and all other material facts. Broker has not conducted any independent investigation whatsoever of the Business or the

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information provided by Seller. Buyer acknowledges that Broker has not verified the representations of Seller.

12. SELLER'S ACKNOWLEDGMENT: Seller acknowledges that Broker has made no representations concerning the creditworthiness or ability of Buyer to complete this transaction thereby relying solely on Buyer's representations with respect thereto, nor any representations with respect to the Broker's ability to procure a Buyer for Seller. The Seller acknowledges that the Broker has performed all its duties pursuant to the listing agreement and has earned its compensation. Buyer and Seller acknowledge that certain Federal Income Tax and State of Florida laws and taxes may be applicable to this transaction.

                             SCHEDULE OF CONDITIONS

13. BILL OF SALE: Seller shall deliver to Buyer at the Closing an Absolute Bill of Sale for all equipment, furniture, other personal property and fixtures included in this sale, as per the List attached hereto as per SCHEDULE "A" and by reference incorporated herein, for which Seller warrants that it has good and marketable title, free and clear of all liens and encumbrances, except any liens or encumbrances disclosed herein.

14. CONDITION OF EQUIPMENT: All equipment, furniture, fittings, personal property and fixtures, included in this sale, as per attached SCHEDULE "A", is being purchased on an "as is" basis without warranties of merchantability or fitness for any particular purpose. However, at the Closing of this sale, all equipment shall be in working condition. Buyer shall be responsible for inspecting said equipment in order to determine that as of the date of Closing, said equipment is in working condition.

15. LOSS/DAMAGE: In the event there is any loss or damage to the Business premises, or any of the improvements, systems, equipment or other assets included in this sale at any time prior to the Closing of this sale, the risk of loss shall be upon Seller. Immediately from and after the Close of this sale, all risk of loss or damage shall be upon Buyer.

16. ACCOUNTS PAYABLE: All accounts payable accruing to the date of the Closing of the sale shall remain the responsibility of Seller and are not included in this sale. Immediately from and after the Closing of this sale, all subsequent accounts payable shall be the sole responsibility of Buyer.

17. BUSINESS DEPOSITS: Any and all amounts currently on deposit for the benefit of the Business for utility services, leases, insurance, etc., are and shall remain the sole property of Seller and are not included as part of this transaction. Buyer shall effective with the Closing, deposit such amounts as are necessary to continue the operation of the Business or the Seller shall receive a credit for such deposits at Closing.

18. OPERATION OF THE BUSINESS PRIOR TO CLOSING: Seller hereby agrees, from the date of execution of this contract to the date of Closing, to carry on the business activities and

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operations fo the Business diligently and in substantially the same manner as has been customary in the past, and shall not remove any item with the exception of product inventory sold in the normal course of business.

19. BUSINESS TELEPHONE: Seller agrees to transfer to Buyer at Closing, and Buyer agrees to accept all of Seller's right, title, interest and responsibility for the Business telephone number(s) and yellow pages or other advertising that refers to said telephone number(s).

20. BUSINESS MAIL: After Closing, Seller agrees that all mail relating to the Business shall be routed by Buyer, and Buyer agrees to promptly forward to Seller any mail personalized to Seller.

21. BUSINESS RECORDS: At the Closing of this sale, Seller shall deliver to Buyer copies of all customer accounts and records, and any other documents pertinent to the operation of the Business which Seller may have. Such records shall include copies of these documents necessary to conduct business with suppliers and customers of the Business.

22. BUSINESS PREMISES: Until possession is transferred to the Buyer at Closing, Seller agrees to maintain the Business premises, including heating, cooling, plumbing and electrical systems, built- in-fixtures, together with all other equipment and assets included in this sale, in good working order, and to maintain and leave the premises in a clean, orderly condition.

23. PRORATIONS: All transferable taxes, insurance, licenses, rents, utilities, and other customarily prorated items, shall be prorated as of the Closing Date.

24. LICENSES AND PERMITS: Unless otherwise specified herein, Seller agrees to cooperate with Buyer in obtaining, at Buyer's expense, any licenses, permits, approvals or certificated necessary for the continued operation of the Business. Seller warrants that to the best of his knowledge the Business and premises meet, at the time of Closing, all government regulation as to health, fire, zoning and other licensing laws. Seller shall bear the cost of repairs and/or alterations which are or may be required to allo Buyer to operate the Business sin a lawful manner.

25. INVENTORY OF GOODS: It is agreed that the on-hand inventory at Closing of marketable goods at Seller' cost shall be $ none. An itemized physics count of these goods held for resale shall be taken by Buyer and Seller prior to the Closing and an increase or decrease as compared to this cost shall adjust the total purchase price. Where applicable, an increase shall be added to the Promissory Note owed to Seller and a decrease shall reduce the cash down payment.

26. FINANCIAL INFORMATION: Seller warrants that the financial information supplied to Buyer by Seller is true and correct and is a fair and accurate presentation of the financial condition and results of operation of the Business. From the date of execution of this contract, Buyer shall, at his option, have three (3) business days to request through Broker in writing, any financial documents of Seller necessary to verify the financial information supplied by Seller to Buyer, and Buyer shall have five (5) business days after receipt of said documents to verify this information.

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A five (5%) percent negative variance in any of the financial information furnished by the Seller will allow Buyer to cancel this contract by written notice to Broker during said verification period. Failure of Buyer to notify Broker within the time specified shall constitute Buyer's waiver of this provision.

27.      ACCOUNTS RECEIVABLE: Check which is applicable.

(________) It is agreed that Seller's accounts receivable of $ -0- are included in the purchase price. Details of those receivables include name, account number, amount, and aging and shall be delivered to Buyer at Closing. Any increase or decrease, to the date of closing, as compared to this amount, shall adjust the purchase price. Where applicable, any increase shall be added to the Promissory Note owed to Seller and a decrease shall reduce th ecash down payment. All receivables so transferred shall be fully guaranteed by Seller, and if uncollectable within 180 days, may be set-off against the next payment(s) due from the Promissory Note owed to Seller, provided that Buyer shall assign Seller the right to collect said receivables.

ALTERNATIVELY

(__________) The accounts receivable of the Business for work done or goods sold to the date of Closing (hereinafter, Seller's Accounts Receivable) shall be retained by Seller. Buyer will forward to Seller any payments received by Buyer with respect to Seller's Accounts receivable, will cooperate with Seller in providing any and all correspondence or other documents received by Buyer with respect to Seller's Accounts Receivable and will otherwise cooperate with Seller in enabling Seller to collect Seller's Accounts Receivable.

28. FAMILIARIZATION: Seller and/or _______ agrees to spend, at no cost to Buyer, a period of 3 ([X]days, oweeks, omonths) during normal business hours exclusive of holidays and Sundays, from the Closing Date, to assist Buyer and employees in the orderly transfer of the Business.

29. BUSINESS TRADE NAME: Seller hereby grants Buyer, effective with the Closing of this sale, any and all rights held by Seller in the trade name. "None" this also includes Web Domain Name(s), if any and any variations thereof, hereby waives any rights thereto, and shall not, after Closing, make use of such name, directly or indirectly. If the corporate and business trade names of the Seller are the same or similar, the Seller shall be obligated to change its corporate name to a name unrelated to such name within ninety (90) days of closing.

30. RESTRICTIVE COVENANT: The SELLER (if an entity, all of its shareholders, directors, officers, members or partners) shall enter into a valid restraint of trade or commerce protecting all of the legitimate business interests conveyed by the SELLER to the BUYER under this contract. The restraint shall comport, in all respects, with the provisions of Section 542.335, Florida Statues. The restraint shall be reasonable as to time, place and manner of enforcement. The SELLER agrees not to compete, directly, indirectly or in any manner, or engage in a business similar to the Business being purchased, nor aid or assist anyone else, except Buyer, to do so within these limits, nor solicit

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in any manner any past accounts of the Business, nor employ any employee of the
Business; nor have any interest, directly or indirectly, in such a business except as an employee of Buyer, provided, however, that Buyer's right to enforce this portion shall terminate in the event that Buyer is in default under any material term of this agreement or of the closing documents. The restraint associated with this contract shall be enforceable for a period of five (5) years effective from the date of Closing, within five (5) miles of the Business bing purchased and shall be enforceable in the following geographic area. ________. The parties acknowledge that there are legitimate business interests, justifying this restrictive covenant, and that the covenant is reasonably necessary to protect the interest justifying the covenant.

31. LEASE OF PREMISES: Within seven (7) days after the satisfaction of all contingencies, and prior to Closing, Seller shall assist the Buyer in obtaining an assignment of the current lease and Buyer shall assume the lease on the Business premises with Lessor's written consent. Buyer further agrees to furnish Personal and/or Corporate Financial Statements or any other documentation that Landlord may require for their consent. This contract shall be subject to such consent where consent is required. Alternately, at Buyer's option, Seller shall assist the Buyer within the time constraints set out above in obtaining a new lease on substantially the same terms and conditions as the Seller's existing lease, to be effective as of the Closing Date. Seller will personally guarantee a lease assignment if required by the landlord.

32. CLOSING AGENT: The parties hereby appoint "to be decided" as Closing Agent to receive, deposit and distribute funds for the parties and acknowledge that Closing Agent shall prepare and obtain execution of escrow instructions, closing documents and instruments evidencing the terms and conditions of this transaction, as are required for the closing, conduct the closing, and provide for recording of the documents. Buyer and Seller agree to execute said documents as are reasonably requested by the Closing Agent and each to pay one-half (1/2) of Closing Agent's fees and expenses. Such expenses shall include a judgment and lien search, documentary stamps, taxes and the recording of filing of UCC; financing statements in the state records. Such closing documents shall include Seller(s) and Buyer(s) Affidavits, Closing Agreement, Bill of Sale, Promissory Note and such other documents as may be necessary, in the opinion of the Closing Agent, to effectuate the transaction. The parties agree that the Closing Agent shall not be the attorney representing either the Seller or the Purchaser.

33. PRE-CLOSING COVENANTS: Buyer and Seller agree not to divulge any information about this transaction prior to Closing, except to the party's attorneys, accountants or other professional advisors. Buyer agrees not to visit business premises prior to Closing without Seller's approval.

34. This Contract shall be governed by the laws of the State of Florida and the parties and the Broker specifically agree as a matter of substance and express their intention to submit any controversy or claim arising out of or relating to this contract or the breach thereof, to resolution by taking any controversy or claim to a court of Competent Jurisdiction and to file a suit at law and/or in equity. The parties agree that jurisdiction and venue with venue for the entry of judgment upon said judgment shall be in Broward-County, Florida. The court is directed to award the expenses of

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the lawsuit, all reasonable attorney's fees and costs, to the prevailing party in the lawsuit. No action shall be entertained if filed more than two years subsequent to the date the cause (s) of action actually occurred regardless of whether damages were otherwise as of said time calculable. The Broker shall be entitled to all information and copies of all documents relating to the lawsuit from the parties. In any event the Broker shall be entitled to a copy of all filing, pleadings and rulings within 5 days after such papers are issued.

35. ESCROW DISPUTES: In the event of a dispute at any time among Buyer, Seller and/or Broker which may involve funds held in escrow by Broker, all parties shall agree to the bound under the terms of Paragraph 34 herein above. The Broker may hold such funds in escrow, until such time as the parties have either resolved the dispute or submitted it to resolution through arbitration; provided, however, that the Broker shall nonetheless notify the Florida Real Estate Commission of such escrow dispute. The Escrow Agent shall not be responsible for any acts or omissions unless it is the result of intentional wrongdoing and the Escrow Agent shall have no liability upon making delivery of any funds or documents which the Escrow Agent holds in accordance with this Contract.

36. WAIVER: No waiver of any provisions of this contract shall be effective unless it is in writing, signed by the party against whom it is asserted and any such waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing waiver.

37. PARAGRAPH HEADLINES: Captions and paragraph headlines in this contract are for convenience and reference only and do not define, describe, extend or limit the scope or intent of this contract or any provision herein.

38. SURVIVABILITY OF CONTRACT: The parties hereto acknowledge that this contract shall survive the Closing of this transaction as to the terms and conditions herein.

39. BINDING EFFECT: This contract shall bind and inure to the benefit of the successors, assigns, personal representative, heirs and legatees of the parties hereto. The parties hereto acknowledge that this contract, including all covenants, representation, warranties and agreements, shall survive the Closing of this transaction.

40. ENTIRE AGREEMENT: This Purchase Contract and Receipt constitutes the entire agreement and understanding of the parties and cannot be modified except in writing executed by all parties. All representations made herein shall survive the closing.

41. SEVERABILITY: In the event that any of the terms, conditions or covenants of this Contract hare held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof shall not be affected thereby and effect shall be given to the remaining provisions.

42. CONTRACT REVIEW: From the date of acceptance of this contract, Buyer and Seller shall have five (5) business days to have this contract, which includes any addenda or amendments to it,

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reviewed by their respective attorneys to verify that the form and language only used hereby adequately protects their respective clients and to have the necessary changes made within such time, so long as the substance of and material terms in this contract shall remain unchanged.

43. TYPEWRITTEN OR HANDWRITTEN PROVISIONS: Typewritten or handwritten provisions inserted in this form and acknowledged by the parties as evidenced by their initials shall control all printed provisions in conflict therewith.

44. BROKER: Broker shall be deemed to include all and any other brokers with whom Lockwood and Co. is cooperating.

45. ENVIRONMENTAL: The parties acknowledge having been advised by the Broker that they are aware of the health, liability, and economic impact of environmental matters relative to real estate transactions, which may include the sale of the Business or the lease of the premises where the Business is conducted. The Broker specifically records that it does not conduct, advise and have any knowledge of environmental matters nor does it undertake or conduct analyses thereof. The parties are urged to retain qualified environmental professionals to determine whether any hazardous toxic waste, substances or other undesirable materials or conditions exist on the property and if so, whether any health danger or other liability exists. Such substances may have been used on the construction or operation of the business or buildings or may be present as a result of previous activities on the property. Various laws and regulation have been enacted at the federal, state and local levels dealing with the use, storage, handling, removal, transport and disposal of toxic or hazardous wastes and substances. Depending upon past, current and proposed uses of the property, the parties acknowledge that it is prudent to retain an environmental expert to conduct a site investigation and/or building inspection. IF hazardous or toxic substances exist or are contemplated to be used at the property, special governmental approvals or permits may be required. In addition, the cost of removal and disposal of such materials may be substantial. Consequently, legal counsel and technical experts should be consulted where these substances are or may be present.

46, TAX DISCLOSURE: 212.10 Section 31 of the Florida Statutes governs the sales tax liability of parties involved in the sale or exchange o business assets. Broker discloses the existence of the statutory provision as well as the potential transferee liability purported to be created therein, but specifically disclaims any responsibility to determine the extend to which the statutory provision is applicable herein. Broker advises that the parties hereto seek the assistance of independent counsel. The parties acknowledge that they have been advised by the Broker, to seek advice as to the allocation of the purchase price as is required by law.

47. REAL PROPERTY: If the sale of the business includes real property, the sale of the real property shall be in terms of the FARBAR contract attached and shall be deemed to be incorporated herein. The terms of the FARBAR contract shall relate only to the real property.


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48. COUNTER OFFER [________] Seller counters Buyer's offer (to accept the counter offer, Buyer must sign or initial the counter offered terms and deliver a copy of the acceptance to Seller by 5:00PM on ________, 2002). [________] Seller rejects Buyer's offer.

The undersigned Buyer expressly acknowledges fully reading, understanding and receiving a true copy of this document. THIS IS A LEGALLY BINDING AND FULLY ENFORCEABLE DOCUMENTS. Read it carefully. If you do not understand it, consult an attorney and/or accountant. Broker is not authorized to give legal or financial advice. An electronic transmission of this document and any signatures shall be considered for all purposes as originals.

DATED and RECEIVED THIS 19th day of July, 2002.

BUYER:                                               Address:

           Richard Weitz                                5841 Riverside Dr.
--------------------------------------------------------------------------------

by:                                                    Coral Springs, FL
     ---------------------------------------------------------------------------

On behalf of the corporation (if applicable)
                                                     Phone

                                                         954-753-4649
--------------------------------------------------------------------------------

by: /s/ Richard Weitz
    -----------------------------------------------  ---------------------------
who personally guarantee(s) performance of this Agreement

SELLER'S ACCEPTANCE

I (or) we accept the foregoing offer and agree to sell the above-described business and assets on the terms and conditions of the foregoing contract. Seller acknowledges receipt of a true copy of this document. An electronic transmission of this document and any signatures shall be considered for all purposes as originals

DATED and ACCEPTED on this ______ day of ________________, 2002 a the hour of _______ o'clock _________.

SELLER:                                              Address



by:
     ---------------------------------------------------------------------------
Signature                                            Title


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On behalf of the corporation (if applicable)

by:
     -----------------------------------------------------------------------
who personally guarantee(s) performance of this Agreement


Name Printed                                                  Phone

COMPENSATION AND DISCLAIMER: Consistent with the provisions of Chapter 475. Florida Statues, as amended, the Seller recognizes and acknowledges that Lockwood and Co. and/or South East Busn. is the Broker for this transaction and has earned its compensation, payable, at BROKER'S discretion, from closing proceeds. The SELLER further agrees in terms of Section 475.42(1)(i) of the Florida Statutes, the BROKER at SELLER'S expense shall have the right to place any appropriate lien and encumbrance on the business and real estate or both, necessary to collect any compensation and this shall be the necessary authorization and consent as is required by the Statute. SELLER further grants BROKER a security interest under the FLORIDA UNIFORM COMMERCIAL CODE in and to all furniture, fixtures, inventory, accounts receivable and general tangibles of the BUSINESS as security for such commissions due in the future arising out of any options which a BUYER may subsequently exercise and authorizes BROKER to file this Agreement as a financing statement to perfect such security interest. For the purpose hereof the SELLER shall include any corporation, which the SELLER may use. Both Buyer and Seller acknowledge that BROKER has neither represented nor warranted the truth or accuracy of any of the facts, figures, books, records, memoranda, financial information, or other information of any nature or kind concerning the operations of the Seller and that BROKER shall not be liable if said information proves to be false, misleading or fraudulent. The parties acknowledge that the Broker has only been a conduit of information.

                                                  Seller' initials
------------------------------------------------

                                                 Buyer's initials
-----------------------------------------------


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